UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3785

Fidelity Advisor Series I
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2007

This report on Form N-CSR relates solely to the Registrant's Fidelity Real Estate High Income Fund series (the "Fund").

Item 1. Reports to Stockholders

Fidelity®

Real Estate High Income

Fund

Annual Report

November 30, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, changes in net assets, and cash flows, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call Fidelity (collect) at 1-617-563-6414 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on the fund, including charges and expenses, call Fidelity (collect) at 617-563-6414 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $100,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2007	Past 1 year	Past 5 years	Past 10 years
Fidelity® Real Estate High Income	-2.96%	9.35%	9.59%

$100,000 Over 10 Years

Let's say hypothetically that $100,000 was invested in Fidelity® Real Estate High Income Fund on November 30, 1997. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch® U.S. High Yield Master Cash Pay Only Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Stephen Rosen and David Bagnani, Co-Portfolio Managers of Fidelity® Real Estate High Income Fund

Investors' concerns about real estate securities intensified during the 12-month period ending November 30, 2007, as the U.S. housing market continued to weaken and subprime borrowers defaulted in increasing numbers, resulting in a number of subprime lenders either closing their doors or recording huge losses. In turn, many companies that had significant investments in securities backed by subprime mortgage loans were forced to take large writedowns to account for the reduced value of those securities. The fundamentals supporting commercial mortgage-backed securities (CMBS), where the fund had a significant portion of its holdings, remained relatively favorable, with rising rents and improving cash flows. Unfortunately, the selling spurred by residential subprime concerns spilled over to real estate securities of all types, damaging even those with extensive seasoning and solid collateral. Corporate high-yield securities, which make up the fund's benchmark, also suffered but were less affected by the flight from risk, as longer-term earnings expectations for most market sectors remained relatively upbeat, helping the Merrill Lynch® U.S. High Yield Master Cash Pay Only Index to a 2.97% return. The stock market, as measured by the Standard & Poor's 500SM Index, returned 7.72%.

During the past year, the fund returned -2.96%, lagging the Merrill Lynch index. The fund's investments in subprime residential mortgage-backed securities (RMBS) - which represented a relatively small portion of our assets - suffered steep losses during the period, despite the fact that most of our subprime holdings were well-seasoned. Our holdings in the category of collateralized debt obligations backed by commercial real estate (CRE CDOs) also performed poorly. The largest detractor versus the index was TBRNA 2006-6A, a late-vintage CRE CDO backed by companies that included residential loan originators and homebuilders, some of which were severely damaged by the subprime loan crisis and the ailing housing market. Two late-vintage subprime residential CDOs further hampered the fund's results: IPSW CDO 06-1 and HARP HI GR CDO 06-1. In the case of CRESTC 02-1 and CRSTD 03-1A, we owned two CRE CDOs with good underlying collateral that were nevertheless swept up in the indiscriminate selling that engulfed real estate securities. Lastly, the fund was hurt by its holdings in FNW 03-W1 B3, a well-seasoned subprime residential mortgage-backed security whose loans are partially guaranteed by the Federal Housing Authority and the Department of Veterans Affairs. Conversely, not owning major benchmark component General Motors Acceptance Corporation proved beneficial. The auto company's finance arm was a fairly large originator of subprime mortgage loans as well as auto loans, which hurt during the period. Real Estate Asset Liquidity is a Canadian commercial mortgage-backed security that was somewhat shielded from the weaker U.S. CMBS market and benefited from a strong Canadian dollar. Additionally, CSFB 97-C2 performed quite well, as did MSC 97-RR G1.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2007 to November 30, 2007).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Expenses Paid During Period* June 1, 2007 to November 30, 2007
Actual	$ 1,000.00	$ 956.20	$ 4.02
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.96	$ 4.15

* Expenses are equal to the Fund's annualized expense ratio of .82%; multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes

Quality Diversification (% of fund's net assets)
As of November 30, 2007	As of May 31, 2007
AAA,AA,A 11.2%	AAA,AA,A 12.9%
BBB 18.2%	BBB 18.9%
BB 34.7%	BB 35.1%
B 16.1%	B 14.0%
CCC,CC,C 3.6%	CCC,CC,C 4.0%
D 0.3%	D 0.3%
Not Rated 6.1%	Not Rated 7.1%
Equities 5.4%	Equities 6.4%
Short-Term Investments and Net Other Assets 4.4%	Short-Term Investments and Net Other Assets 1.3%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Where neither Moody's or S&P ratings are available, we have used Fitch ratings. All ratings are as of the report date and do not reflect subsequent downgrades.

Asset Allocation (% of fund's net assets)
As of November 30, 2007	As of May 31, 2007
CMOs and Other Mortgage Related Securities 69.6%	CMOs and Other Mortgage Related Securities 69.4%
Asset-Backed Securities 7.5%	Asset-Backed Securities 8.9%
Nonconvertible Bonds 6.3%	Nonconvertible Bonds 7.6%
Convertible Bonds, Preferred Stocks 6.1%	Convertible Bonds, Preferred Stocks 6.7%
Common Stocks 0.0%	Common Stocks 0.1%
Floating Rate Loans 4.8%	Floating Rate Loans 3.8%
Other Investments 1.3%	Other Investments 2.2%
Short-Term Investments and Net Other Assets 4.4%	Short-Term Investments and Net Other Assets 1.3%

Annual Report

Investments November 30, 2007

Showing Percentage of Net Assets

Corporate Bonds - 7.0%
		Principal Amount (b)	Value
Convertible Bonds - 0.7%
Homebuilding/Real Estate - 0.7%
American Financial Realty Trust 4.375% 7/15/24		$ 2,260,000	$ 2,217,060
Anthracite Capital, Inc. 11.75% 9/1/27 (c)		1,700,000	1,516,740
			3,733,800
Nonconvertible Bonds - 6.3%
Diversified Financial Services - 0.4%
Thornburg Mortgage, Inc. 8% 5/15/13		1,285,000	1,079,400
Wrightwood Capital LLC 9% 6/1/14 (c)		1,000,000	915,000
			1,994,400
Food and Drug Retail - 0.2%
Stater Brothers Holdings, Inc. 8.125% 6/15/12		1,000,000	985,000
Healthcare - 1.4%
Omega Healthcare Investors, Inc. 7% 1/15/16		1,000,000	990,000
Senior Housing Properties Trust 7.875% 4/15/15		1,395,000	1,429,875
Skilled Healthcare Group, Inc. 11% 1/15/14		1,540,000	1,647,800
Sun Healthcare Group, Inc. 9.125% 4/15/15		120,000	120,000
Ventas Realty LP:
6.5% 6/1/16		750,000	733,125
6.625% 10/15/14		500,000	497,500
6.75% 6/1/10		780,000	766,350
6.75% 4/1/17		1,190,000	1,178,100
			7,362,750
Homebuilding/Real Estate - 3.1%
American Real Estate Partners/American Real Estate Finance Corp.:
7.125% 2/15/13		750,000	699,375
8.125% 6/1/12		1,475,000	1,445,500
Forest City Enterprises, Inc.:
6.5% 2/1/17		2,000,000	1,820,000
7.625% 6/1/15		500,000	485,000
Highwoods/Forsyth LP 5.85% 3/15/17		2,000,000	1,850,000
HMB Capital Trust V 9.2944% 12/15/36 (c)(e)		1,000,000	200,000
iStar Financial, Inc. 5.15% 3/1/12		5,000,000	4,316,095
Nationwide Health Properties, Inc. 6% 5/20/15		1,000,000	1,009,416
Rouse Co. 5.375% 11/26/13		2,100,000	1,831,712
Rouse Co. LP/TRC, Inc. 6.75% 5/1/13 (c)		2,850,000	2,650,500
			16,307,598

		Principal Amount (b)	Value
Hotels - 0.8%
Host Marriott LP 6.375% 3/15/15		$ 1,000,000	$ 975,000
Times Square Hotel Trust 8.528% 8/1/26 (c)		2,530,453	2,941,652
			3,916,652
Restaurants - 0.4%
Landry's Restaurants, Inc. 9.5% 12/15/14		2,350,000	2,314,750
TOTAL NONCONVERTIBLE BONDS			32,881,150
TOTAL CORPORATE BONDS (Cost $38,835,489)			36,614,950
Asset-Backed Securities - 7.5%

Ameriquest Mortgage Securities, Inc. Series 2004-R9 Class M9, 7.2888% 10/25/34 (c)(e)		610,397	347,046
Anthracite CDO I Ltd. Series 2002-CIBA Class E, 9.314% 5/24/37 (c)		1,500,000	1,521,094
Argent Securities, Inc. Series 2004-W9 Class M7, 7.2221% 6/26/34 (e)		384,933	325,036
Atherton Franchise Loan Funding LLP:
Series 1998-A Class E, 8.25% 5/15/20 (c)(d)		1,500,000	225,000
Series 1998-A Class F, 7.44% 11/15/14 (a)(c)		843,637	84
Capital Trust RE CDO Ltd. Series 2005-1A:
Class D, 6.24% 3/20/50 (c)(e)		750,000	644,775
Class E, 6.84% 3/20/50 (c)(e)		3,000,000	2,180,640
Concord Real Estate CDO Ltd./LLC Series 2006-1A Class E, 5.9888% 12/25/46 (c)(e)		950,000	672,125
Countrywide Home Loan Trust Series 2006-BC2N Class N, 6.5% 2/25/47 (c)		345,100	13,804
Crest Clarendon Street Ltd./Crest Clarendon Corp. Series 2002-1A Class D, 9% 12/28/35 (c)		5,170,000	4,798,810
Crest Dartmouth Street Ltd./Crest Dartmouth Street Corp. Series 2003-1A Class D, 9% 6/28/38 (c)		4,100,000	3,841,567
Crest G-Star Ltd. Series 2001-2A Class C, 10% 2/25/32 (c)		1,330,000	1,322,631
Crest Ltd.:
Series 2000-1A Class D, 10% 8/31/36 (c)		2,200,000	1,494,874
Series 2004-1A Class H1, 8.7006% 1/28/40 (c)(e)		2,150,000	1,746,693
Asset-Backed Securities - continued
		Principal Amount (b)	Value
Fairfield Street Solar Corp. Series 2004-1A:
Class E1, 8.4181% 11/28/39 (c)(e)		$ 1,000,000	$ 730,505
Class F, 9.9181% 11/28/39 (c)(e)		1,050,000	744,286
G-Star Ltd. Series 2002-1A Class C, 8% 4/25/37 (c)		4,500,000	4,120,313
Gramercy Real Estate CDO Ltd. Series 2005-1A Class H, 7.0838% 7/25/35 (c)(e)		1,700,000	1,354,068
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 7.2888% 6/25/35 (e)(g)		1,070,000	453,714
Guggenheim Structured Real Estate Funding Ltd. Series 2006-3 Class E, 6.4388% 9/25/46 (c)(e)		1,580,000	1,058,600
Guggenheim Structured Real Estate Funding Ltd./Guggenheim Structured Real Estate Funding LLC Series 2005-2A:
Class D, 6.3388% 8/26/30 (c)(e)		550,000	469,590
Class E, 6.7888% 8/26/30 (c)(e)		1,055,000	903,819
Home Equity Asset Trust Series 2006-3N Class B, 6.5% 8/27/36 (c)		990,000	49,500
Leafs CMBS I Ltd. Series 2002-1A Class D, 4.13% 11/20/37 (c)		1,000,000	849,191
Lenox Ltd. Series 2007-1 0% 3/4/45 (c)(e)		1,865,000	896,047
Long Beach Asset Holdings Corp. Series 2006-4 Class N1, 5.877% 6/25/46 (c)		906,885	90,689
Merit Securities Corp. Series 13 Class M1, 8.63% 12/28/33		1,665,000	1,498,500
Park Place Securities, Inc.:
Series 2004-WHQ2 Class M10, 7.2888% 2/25/35 (c)(e)		1,943,000	1,083,223
Series 2005-WHQ1 Class M10, 7.2888% 3/25/35 (c)(e)		1,665,000	596,070
Residential Asset Securities Corp. Series 2003-KS10 Class MI3, 6.41% 12/25/33		654,396	496,948
Resource Real Estate Funding CDO Series 2007-1A Class J, 7.7388% 9/1/46 (c)(e)		1,190,000	759,888
Structured Asset Securities Corp. Series 2006-BC1 Class B1, 7.2888% 3/25/36 (c)(e)		300,000	45,000
Taberna Preferred Funding III Ltd. Series 2005-3A:
Class D, 7.5275% 2/5/36 (c)(e)		1,960,000	1,430,800

		Principal Amount (b)	Value
Class E, 9.3775% 2/5/36 (c)(e)		$ 515,945	$ 257,972
TIAA Real Estate CDO Ltd./TIAA Real Estate CDO Corp. Series 2002-1A Class IV, 6.84% 5/22/37 (c)		2,787,000	2,135,929
TOTAL ASSET-BACKED SECURITIES (Cost $51,338,642)			39,158,831
Collateralized Mortgage Obligations - 9.4%

Private Sponsor - 9.0%
Banc of America Large Loan, Inc. floater Series 2003-BBA2 Class L, 8.6019% 11/15/15 (c)(e)		2,905,000	2,893,574
Countrywide Home Loans, Inc. Series 2005-R3:
Class B3, 5.5% 9/25/35 (c)(e)		650,383	163,682
Class B4, 5.5% 9/25/35 (c)(e)		553,354	96,311
Class B5, 5.5% 9/25/35 (c)(e)		368,048	9,201
Countrywide Home Loans, Inc.:
Series 2002-R1:
Class B3, 6.61% 7/25/32 (c)(e)		811,473	342,989
Class B4, 6.61% 7/25/32 (c)(e)		1,625,449	514,292
Class B5, 6.61% 7/25/32 (c)(e)		210,218	5,255
Series 2002-R2 Class 2B4, 6.6815% 7/25/33 (c)(e)		130,225	28,727
Series 2002-R3:
Class B3, 5.75% 8/25/43 (c)		756,156	299,419
Class B4, 5.75% 8/25/43 (c)		430,192	120,663
Class B5, 5.75% 8/25/43 (c)		379,191	13,272
Series 2003-40:
Class B3, 4.5% 10/25/18 (c)		195,797	165,908
Class B4, 4.5% 10/25/18 (c)		78,319	57,519
Class B5, 4.5% 10/25/18 (c)		266,259	75,254
Series 2003-50:
Class B4, 5% 11/25/18 (c)		236,651	189,491
Class B5, 5% 11/25/18 (c)		236,651	83,445
Series 2003-R1:
Class 2B4, 6.5196% 2/25/43 (c)(e)		102,414	21,256
Class 2B5, 6.5196% 2/25/43 (c)(e)		374,857	30,440
Series 2003-R2 Class B3, 5.5% 5/25/43 (c)		725,585	218,547
Series 2003-R3 Class B3, 5.5% 11/25/33 (c)		687,576	158,458
Series 2004-R1:
Class 1B3, 5.5% 11/25/34 (c)(e)		1,003,906	128,649
Class 1B4, 5.5% 11/25/34 (c)(e)		212,826	5,321
Collateralized Mortgage Obligations - continued
		Principal Amount (b)	Value
Private Sponsor - continued
Credit Suisse First Boston Mortgage Acceptance Corp. Series 2004-6 Class B4, 4.7564% 9/25/19 (c)(e)		$ 166,879	$ 124,142
Credit Suisse First Boston Mortgage Securities Corp.:
Series 2002-26:
Class 4B3, 7% 10/25/17		289,897	256,147
Class 4B4, 7% 10/25/17		87,162	64,276
Class 4B5, 7% 10/25/17 (c)		153,845	38,461
Class 4B6, 7% 10/25/17 (c)		9,134	639
Series 2004-5:
Class CB5, 5.0643% 8/25/19 (c)(e)		161,786	105,734
Class CB6, 5.0643% 8/25/19 (c)(e)		107,324	32,197
Series 2005-10 Class CB5, 5.1937% 11/25/20 (c)(e)		284,460	152,737
Series 2005-2 Class CB4, 5.2179% 3/25/35 (c)(e)		696,445	325,384
Diversified REIT Trust:
Series 1999-1A:
Class F, 6.78% 3/18/11 (c)(e)		1,936,600	1,975,117
Class G, 6.78% 3/18/11 (c)(e)		2,425,400	2,452,568
Class H, 6.78% 3/18/11 (c)(e)		1,390,000	1,327,853
Series 2000-1A:
Class F, 6.971% 3/8/10 (c)		1,170,000	1,184,953
Class G, 6.971% 3/8/10 (c)		1,335,000	1,245,288
Class H, 6.971% 3/8/10 (c)		1,835,000	1,657,115
GMAC Commercial Mortgage Securities, Inc. Series 1993-C3 Class L, 6.974% 8/15/36 (c)		3,836,000	1,526,621
GMAC Mortgage Loan Trust Series 2003-J4 Class B1, 4.75% 9/25/18 (c)		233,959	202,452
Nomura Asset Acceptance Corp. Series 2001-R1A:
Class B1, 7% 2/19/30 (c)		524,935	508,032
Class B2, 7% 2/19/30 (c)		449,944	409,021
RESI Finance LP/RESI Finance DE Corp. floater:
Series 2003-B Class B9, 16.6094% 7/10/35 (c)(e)		1,605,135	1,700,001
Series 2005-A Class B6, 6.6594% 3/10/37 (c)(e)		767,696	696,804
Series 2006-B Class B6, 6.3519% 6/15/38 (c)(e)		1,169,134	1,034,181
Residential Funding Securities Corp. Series 2002-RM1 Class BI2, 5.5% 12/25/17 (c)		156,212	143,718
RESIX Finance Ltd. floater:
Series 2003-D Class B9, 16.1594% 12/10/35 (c)(e)		462,439	491,576

		Principal Amount (b)	Value
Series 2004-A:
Class B7, 8.9094% 2/10/36 (c)(e)		$ 471,185	$ 450,019
Class B9, 13.6594% 2/10/36 (c)(e)		767,090	790,492
Series 2004-B:
Class B8, 9.4094% 2/10/36 (c)(e)		392,529	364,960
Class B9, 12.9094% 2/10/36 (c)(e)		666,166	666,140
Series 2004-C:
Class B7, 8.1594% 9/10/36 (c)(e)		2,002,103	1,822,304
Class B8, 8.9094% 9/10/36 (c)(e)		1,782,825	1,611,576
Class B9, 11.6594% 9/10/36 (c)(e)		667,368	638,483
Series 2005-A:
Class B10, 13.1594% 3/10/37 (c)(e)		479,810	469,314
Class B7, 7.6594% 3/10/37 (c)(e)		1,439,430	1,258,377
Class B9, 10.4094% 3/10/37 (c)(e)		1,671,658	1,491,237
Series 2005-B:
Class B7, 7.7594% 6/10/37 (c)(e)		1,714,356	1,501,401
Class B8, 8.5594% 6/10/37 (c)(e)		590,500	511,659
Class B9, 10.4094% 6/10/37 (c)(e)		571,452	505,601
Series 2005-C:
Class B7, 7.7594% 9/10/37 (c)(e)		1,782,692	1,558,254
Class B8, 8.4094% 9/10/37 (c)(e)		1,029,892	882,610
Class B9, 10.3594% 9/10/37 (c)(e)		1,685,807	1,492,861
Series 2005-D:
Class B7, 8.9019% 12/15/37 (c)(e)		1,634,881	1,500,450
Class B8, 10.4019% 12/15/37 (c)(e)		1,346,372	1,256,597
Series 2006-A:
Class B7, 8.1519% 3/15/38 (c)(e)		1,050,806	917,649
Class B8, 8.5019% 3/15/38 (c)(e)		674,471	555,121
Class B9, 10.1519% 3/15/38 (c)(e)		420,322	352,923
Series 2006-B Class B7, 8.5019% 7/15/38 (c)(e)		1,208,766	1,115,464
Series 2007-A Class B10, 9.4019% 2/15/39 (c)(e)		1,592,135	1,296,844
Collateralized Mortgage Obligations - continued
		Principal Amount (b)	Value
Private Sponsor - continued
Taberna Preferred Funding VI Ltd. Series 2006-6A Class F1, 9.3775% 12/5/36 (c)(e)		$ 2,978,395	$ 297,840
Wells Fargo Mortgage Backed Securities Trust Series 2003-3 Class 2B4, 5.25% 4/25/33 (c)		379,462	352,231
TOTAL PRIVATE SPONSOR			46,937,097
U.S. Government Agency - 0.4%
Fannie Mae REMIC Trust:
Series 2001-W3 subordinate REMIC pass thru certificates:
Class B3, 7% 9/25/41 (g)		724,518	290,239
Class B4, 7% 9/25/41 (g)		396,779	134,200
Class B5, 7% 9/25/41 (g)		538,828	29,636
Series 2002-W1 subordinate REMIC pass thru certificates:
Class 3B3, 6.2824% 2/25/42 (c)(e)		151,246	79,871
Class 3B5, 6.2824% 2/25/42 (c)(e)		144,566	11,286
Class B4, 6% 2/25/42 (c)		1,092,301	264,827
Class B5, 6% 2/25/42 (c)		6,832	102
Series 2002-W6 subordinate REMIC pass thru certificates, Class 3B4, 6.3977% 1/25/42 (c)(e)		125,257	37,157
Series 2003-W1 subordinate REMIC pass thru certificates:
Class B3, 5.75% 12/25/42 (g)		2,311,879	620,344
Class B4, 5.75% 12/25/42 (g)		1,414,595	270,290
Class B5, 5.75% 12/25/42 (g)		854,747	29,916
Series 2003-W10 subordinate REMIC pass thru certificates:
Class 2B4, 6.4514% 6/25/43 (e)(g)		373,209	143,726
Class 2B5, 6.4514% 6/25/43 (e)(g)		370,053	29,751
TOTAL U.S. GOVERNMENT AGENCY			1,941,345
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $61,215,474)			48,878,442
Commercial Mortgage Securities - 60.2%

Artesia Mortgage CMBS, Inc. floater Series 1998-C1 Class F, 6.663% 6/25/30 (c)(e)		4,513,000	4,695,267
Asset Securitization Corp.:
Series 1996-D2 Class B1A, 8.5918% 2/14/29 (c)(e)		1,895,000	1,895,000

		Principal Amount (b)	Value
Series 1997-D4:
Class B2, 7.525% 4/14/29		$ 675,000	$ 734,506
Class B5, 7.525% 4/14/29		4,476,925	4,037,627
Series 1997-MD7:
Class A3, 7.695% 1/13/30 (e)		1,407,719	1,451,931
Class A4, 7.895% 1/13/30 (e)		1,018,285	1,013,486
Banc of America Commercial Mortgage, Inc.:
Series 2003-2:
Class BWF, 7.55% 10/11/37 (c)		1,242,866	1,419,922
Class BWG, 8.155% 10/11/37 (c)		991,882	1,162,817
Class BWK, 10.676% 10/11/37 (c)		673,786	873,780
Class BWL, 10.1596% 10/11/37 (c)		1,454,085	1,848,609
Series 2004-4:
Class K, 4.637% 7/10/42 (c)(e)		1,650,000	1,448,649
Class L, 4.637% 7/10/42 (c)(e)		1,690,000	1,087,938
Series 2005-4 Class H, 5.1549% 7/10/45 (c)(e)		525,000	368,939
Banc of America Large Loan, Inc. floater Series 2005-MIB1 Class K, 6.6519% 3/15/22 (c)(e)		2,310,000	2,233,253
Bear Stearns Commercial Mortgage Securities Trust Series 2007-BBA8 Class L, 6.9275% 3/15/22 (c)(e)		1,965,000	1,807,800
Bear Stearns Commercial Mortgage Securities, Inc.:
Series 1998-C1 Class F, 6% 6/16/30 (c)		600,000	568,343
Series 1999-C1 Class H, 5.64% 2/14/31 (c)		1,475,030	1,150,774
Beckman Coulter, Inc. sequential pay Series 2000-A Class A, 7.4975% 12/15/18 (c)		4,696,000	4,520,853
Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 4.5659% 8/1/24 (c)(e)		136,955	127,368
BKB Commercial Mortgage Trust weighted average coupon Series 1997-C1 Class H, 5.4144% 10/25/22 (c)(e)		83,762	41,881
Chase Commercial Mortgage Securities Corp.:
Series 1998-1:
Class F, 6.56% 5/18/30 (c)		2,500,000	2,354,112
Class H, 6.34% 5/18/30 (c)		2,000,000	1,662,780
Series 1998-2 Class J, 6.39% 11/18/30 (c)		3,352,764	1,244,714
Chase Manhattan Bank-First Union National Bank Commercial Mortgage Trust Series 1999-1 Class G, 6.4% 8/15/31 (c)		4,000,000	3,774,413
Commercial Mortgage Securities - continued
		Principal Amount (b)	Value
COMM pass-thru certificates Series 2001-J2A Class F, 7.0313% 7/16/34 (c)(e)		$ 1,520,000	$ 1,481,608
Commercial Mortgage Asset Trust:
Series 1999-C1 Class F, 6.25% 1/17/32 (c)		5,380,000	5,000,729
Series 1999-C2:
Class G, 6% 11/17/32		4,575,000	4,458,566
Class H, 6% 11/17/32		4,372,000	4,100,455
Credit Suisse First Boston Mortgage Securities Corp.:
floater Series 1997-C2 Class H, 7.46% 1/17/35 (c)(e)		3,190,000	2,242,991
Series 1998-C1:
Class F, 6% 5/17/40 (c)		12,000,000	11,239,056
Class H, 6% 5/17/40 (c)		3,600,000	1,791,000
Series 1998-C2:
Class F, 6.75% 11/11/30 (c)		4,000,000	4,212,189
Class G, 6.75% 11/11/30 (c)		1,065,000	1,082,841
Series 2001-CK6 Class NW, 6.08% 8/15/36 (g)		2,011,601	1,379,262
Series 2002-CKP1 Class KZ, 6.294% 12/15/35 (c)(e)		6,026,000	6,017,323
Series 2003-C3 Class J, 4.231% 5/15/38 (c)		2,400,000	2,056,015
Series 2004-CBN1 Class A, 10.633% 8/15/08 (c)		2,120,550	2,087,860
Series 2004-TF2A Class AX, 0% 11/15/19 (c)(e)(f)		3,186,451	637
Credit Suisse Mortgage Capital Certificates floater Series 2007-TFL1 Class L, 6.5519% 2/15/22 (c)(e)		2,385,000	2,146,500
Credit Suisse/Morgan Stanley Commercial Mortgage Trust Series 2006-HC1A Class K, 6.1289% 5/15/23 (c)(e)		2,824,000	2,612,200
Crest Ltd. Series 2001-1A Class C, 9% 2/25/34 (c)		6,101,000	6,314,535
Deutsche Mortgage & Asset Receiving Corp. Series 1998-C1:
Class F, 7.5% 6/15/31		3,600,000	3,895,533
Class J, 6.22% 6/15/31		6,665,000	5,634,363
DLJ Commercial Mortgage Corp.:
Series 1998-CF2 Class B3, 6.04% 11/12/31 (c)		5,785,000	5,765,909
Series 1998-CG1 Class B4, 7.1481% 6/10/31 (c)(e)		1,690,000	1,780,769
DLJ Mortgage Acceptance Corp. Series 1996-CF1 Class B4, 8.1563% 3/13/28 (e)		2,105,000	2,099,615
First Chicago/Lennar Trust I weighted average coupon Series 1997-CHL1 Class E, 8.0028% 4/29/39 (c)(e)		1,991,458	2,020,864

		Principal Amount (b)	Value
First Union National Bank Commercial Mortgage Trust sequential pay Series 1999-C4 Class G, 6.5% 12/15/31 (c)		$ 3,700,000	$ 3,767,669
GE Capital Commercial Mortgage Corp. Series 2005-C3 Class J, 5.1133% 7/10/45 (c)(e)		2,277,000	1,673,225
Global Signal Trust II Series 2004-2A:
Class D, 5.093% 12/15/14 (c)		5,000,000	4,761,900
Class F, 6.376% 12/15/14 (c)		2,220,000	2,157,063
Global Signal Trust III Series 2006-1 Class F, 7.036% 2/15/36		1,576,000	1,545,473
GMAC Commercial Mortgage Securities, Inc.:
Series 1997-C2:
Class E, 7.624% 4/15/29 (e)		1,348,504	1,362,832
Class F, 6.75% 4/15/29 (e)		7,131,000	7,350,501
Class H, 5.8791% 4/15/29 (e)		6,995,714	2,238,628
Series 1999-C1 Class F, 6.02% 5/15/33 (c)		7,100,000	6,890,082
Series 1999-C2I Class K, 6.481% 9/15/33 (g)		7,875,000	4,508,438
Series 1999-C3:
Class J, 6.974% 8/15/36 (c)		2,788,000	2,632,918
Class K, 6.974% 8/15/36 (c)		5,260,000	3,784,735
Series 2000-C1 Class K, 7% 3/15/33 (c)		2,473,000	2,131,417
Series 2003-J10 Class B2, 6.75% 4/15/29 (e)		4,000,000	3,960,000
Greenwich Capital Commercial Funding Corp.:
Series 2003-C2 Class J, 5.234% 11/5/13 (c)(e)		3,210,000	2,682,432
Series 2005-GG3:
Class J, 4.685% 8/10/42 (c)(e)		900,000	652,100
Class K, 4.685% 8/10/42 (c)(e)		1,700,000	1,110,740
GS Mortgage Securities Corp. II:
Series 1997-GL Class H, 7.7995% 7/13/30 (c)(e)		3,736,000	3,740,914
Series 1998-GLII Class G, 6.9708% 4/13/31 (c)(e)		2,083,000	2,233,718
Series 2004-GG2:
Class J, 5.067% 8/1/38 (c)(e)		420,000	328,301
Class K, 5.067% 8/1/38 (c)(e)		720,000	519,970
Series 2006-RR2:
Class M, 5.6862% 6/1/46 (c)(e)		727,000	366,299
Class N, 5.6862% 6/1/46 (c)(e)		160,000	71,478
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-A:
Class G, 6% 10/15/32 (c)(e)		2,003,000	1,852,775
Commercial Mortgage Securities - continued
		Principal Amount (b)	Value
JPMorgan Chase Commercial Mortgage Securities Corp.: - continued
Series 2001-A:
Class X, 1.6402% 10/15/32 (c)(e)(f)		$ 24,746,304	$ 607,027
Series 2003-CB7 Class L, 5.173% 1/12/38 (c)(e)		4,096,000	2,640,640
JPMorgan Chase Commercial Mortgage Securities Trust Series 2005-PRKS Class A, 9.75% 1/15/15 (c)(e)		2,290,000	2,288,626
JPMorgan Commercial Mortgage Finance Corp.:
Series 1997-C5 Class F, 7.5605% 9/15/29		5,000,000	5,227,400
Series 1999-C7:
Class G, 6% 10/15/35 (c)		13,273,000	12,718,195
Class H, 6% 10/15/35 (c)		1,991,000	1,816,302
Class NR, 6% 10/15/35 (c)		6,090,975	2,680,029
Series 1999-C8:
Class G, 6% 7/15/31 (c)		1,075,000	1,061,735
Class H, 6% 7/15/31 (c)		2,045,000	1,728,025
LB Commercial Conduit Mortgage Trust:
Series 1998-C1 Class K, 6.3% 2/18/30 (c)		2,483,000	617,959
Series 1998-C4 Class G, 5.6% 10/15/35 (c)		1,510,000	1,467,871
LB Multi-family Mortgage Trust Series 1991-4 Class A1, 7.0664% 4/25/21 (c)(e)		435,544	391,990
LB-UBS Commercial Mortgage Trust:
Series 2001-C7:
Class M, 5.868% 11/15/33		4,957,000	4,378,425
Class P, 5.868% 11/15/33		1,320,000	1,019,816
Series 2002-C1 Class K, 6.428% 3/15/34 (c)		3,751,000	3,342,227
Series 2002-C2 Class M, 5.683% 7/15/35 (c)		950,000	975,086
Mach One Trust LLC Series 2004-1A:
Class L, 5.45% 5/28/40 (c)(e)		1,393,000	823,096
Class M, 5.45% 5/28/40 (c)(e)		1,533,000	739,381
Merrill Lynch Financial Asset, Inc.:
Series 2005-CA16:
Class F, 4.384% 7/12/15	CAD	551,000	451,329
Class G, 4.384% 7/12/15	CAD	275,000	218,502
Class H, 4.384% 7/12/15	CAD	184,000	130,062
Class J, 4.384% 7/12/15	CAD	275,000	180,638
Class K, 4.384% 7/12/15	CAD	275,000	170,488
Class L, 4.384% 7/12/15	CAD	184,000	107,741
Class M, 4.384% 7/12/15	CAD	772,000	277,870
Series 2005-CA17:
Class F, 4.525% 11/12/37 (e)	CAD	812,000	635,165

		Principal Amount (b)	Value
Class G, 4.525% 11/12/37 (e)	CAD	$ 846,000	$ 644,731
Class H, 4.525% 11/12/37 (e)	CAD	235,000	167,099
Class J, 4.525% 11/12/37 (e)	CAD	248,000	158,083
Class K, 4.525% 11/12/37 (e)	CAD	261,000	155,901
Class L, 4.525% 11/12/37 (e)	CAD	248,000	138,969
Class M, 4.525% 11/12/37 (e)	CAD	2,057,000	667,690
Merrill Lynch Mortgage Investors Trust:
Series 1997-C2 Class F, 6.25% 12/10/29 (e)		2,350,000	2,435,358
Series 1999-C1 Class G, 6.71% 11/15/31 (c)		2,604,000	2,493,330
Merrill Lynch Mortgage Trust:
Series 2002-MW1:
Class H, 5.695% 7/12/34 (c)		1,975,000	2,009,448
Class J, 5.695% 7/12/34 (c)		700,000	637,125
Series 2004-KEY2:
Class J, 5.091% 8/12/39 (c)(e)		1,869,000	1,429,408
Class K, 5.091% 8/12/39 (c)(e)		1,482,000	1,115,724
Series 2006-KEY2 Class L, 5.091% 8/12/39 (c)		1,370,000	965,274
Mezz Capital Commercial Mortgage Trust:
Series 2004-C1:
Class F, 9.422% 10/15/13 (c)		645,000	704,164
Class G, 12.349% 10/15/13 (c)		465,000	510,483
Class IO, 7.7977% 1/15/18 (e)(f)		954,966	287,236
Series 2004-C2:
Class D, 7.347% 10/15/40 (c)		1,074,000	1,089,659
Class E, 8.309% 10/15/40 (c)		441,000	446,876
Class F, 10.223% 10/15/40 (c)		772,000	789,801
Class G, 12.933% 10/15/40 (c)		497,000	504,106
Series 2005-C3:
Class D, 7.7% 5/20/44 (c)		1,039,000	1,057,448
Class E, 8.757% 5/20/44 (c)		738,000	754,071
Class F, 10.813% 5/20/44 (c)		479,000	491,583
Class G, 10% 5/20/44 (c)		673,000	589,138
Morgan Stanley Capital I, Inc.:
Series 1997-RR Class G1, 7.58% 4/30/39 (c)(e)		2,875,350	670,244
Series 1998-CF1 Class F, 7.35% 7/15/32 (c)		2,020,000	2,102,834
Series 1998-HF2 Class G, 6.01% 11/15/30 (c)		8,985,745	9,027,305
Series 1999-CAM1:
Class M, 6.54% 3/15/32 (c)		2,106,170	1,263,702
Class N, 6.54% 3/15/32 (c)		293,786	47,006
Morgan Stanley Dean Witter Capital I Trust Series 2000-LIFE Class H, 6.5% 11/15/36 (c)		773,000	794,499
Commercial Mortgage Securities - continued
		Principal Amount (b)	Value
NationsLink Funding Corp.:
Series 1998-2:
Class F, 7.105% 8/20/30 (c)		$ 6,500,000	$ 6,557,636
Class G, 5% 8/20/30 (c)		1,315,000	1,118,293
Class J, 5% 8/20/30 (c)		2,000,000	1,386,102
Series 1999-1 Class H, 6% 1/20/31 (c)		1,340,000	1,324,220
Nomura Asset Securities Corp. Series 1998-D6 Class B1, 6% 3/15/30 (c)		7,453,000	7,326,565
Penn Mutual Life Insurance Co./Penn Insurance & Annuity Co. floater Series 1996-PML Class M, 7.9% 11/15/26 (c)		4,244,609	4,351,937
Prudential Securities Secured Financing Corp. Series 1998-C1 Class F, 6.8683% 2/15/13 (c)(e)		3,765,000	3,989,100
Real Estate Asset Liquidity Trust:
Series 2006-2:
Class F, 4.456% 9/12/38 (c)	CAD	1,170,000	927,914
Class G, 4.456% 9/12/38 (c)	CAD	585,000	446,159
Class H, 4.456% 9/12/38 (c)	CAD	390,000	287,138
Class J, 4.456% 9/12/38 (c)	CAD	390,000	241,450
Class K, 4.456% 9/12/38 (c)	CAD	195,000	108,758
Class L, 4.456% 9/12/38 (c)	CAD	281,000	145,996
Class M, 4.456% 9/12/38 (c)	CAD	1,413,000	531,622
Series 2007-1:
Class F, 4.57% 4/12/23	CAD	1,515,000	1,170,816
Class G, 4.57% 4/12/23	CAD	505,000	375,488
Class H, 4.57% 4/12/23	CAD	505,000	368,993
Class J, 4.57% 4/12/23	CAD	505,000	338,552
Class K, 4.57% 4/12/23	CAD	253,000	155,909
Class L, 4.57% 4/12/23	CAD	757,000	402,792
Class M, 4.57% 4/12/23	CAD	2,222,418	901,215
RMF Commercial Mortgage, Inc. Series 1997-1 Class G, 9.4674% 1/15/19 (a)(c)(e)		399,513	0
Salomon Brothers Mortgage Securities VII, Inc.:
floater Series 1999-C1 Class H, 7% 5/18/32 (c)(e)		2,500,000	2,494,692
Series 2001-MMA:
Class E6, 6.5% 2/18/34 (c)(e)		2,150,000	2,027,976
Class F6, 6.5% 2/18/34 (c)(e)		475,000	415,087
SBA CMBS Trust Series 2006-1A Class J, 7.825% 11/15/36 (c)		1,105,000	1,047,492
TERRA LNR I Series 2006-G, 6.6219% 6/15/17 (c)(e)		475,743	453,740
Wachovia Bank Commercial Mortgage Trust Series 2004-C15 Class 175C, 5.8479% 10/15/41 (c)(e)		1,247,641	947,160

		Principal Amount (b)	Value
Wachovia Ltd./Wachovia LLC Series 2006-1 Class 1ML, 10.7025% 9/25/26 (c)(e)		$ 4,815,000	$ 3,732,490
Washington Mutual Multi-family Mortgage LLC Series 2001-1 Class B4, 7.1877% 10/18/31 (c)(e)		5,163,000	5,405,289
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $298,678,474)			313,093,691
Preferred Stocks - 5.4%
	Shares
Convertible Preferred Stocks - 0.2%
Healthcare - 0.2%
Health Care REIT, Inc. 7.50%	40,000	1,270,000
Nonconvertible Preferred Stocks - 5.2%
Banks and Thrifts - 0.5%
Freddie Mac 8.375%	40,000	1,020,000
MFH Financial Trust I 9.50% (c)	16,845	1,681,131
		2,701,131
Homebuilding/Real Estate - 4.3%
Annaly Capital Management, Inc. Series A, 7.875%	97,720	2,379,482
Anthracite Capital, Inc. Series D, 8.25%	7,300	132,860
Apartment Investment & Management Co.:
Series G, 9.375%	16,500	414,150
Series T, 8.00%	103,000	2,341,190
Series U, 7.75%	16,000	353,600
Cedar Shopping Centers, Inc. 8.875%	41,011	1,031,017
CenterPoint Properties Trust Series D, 5.377%	2,775	2,275,500
Developers Diversified Realty Corp. (depositary shares) Series G, 8.00%	107,000	2,515,570
Hersha Hospitality Trust Series A, 8.00%	38,676	862,862
iStar Financial, Inc. Series I, 7.50%	15,000	299,850
Lexington Realty Trust 7.55%	20,000	401,000
Mid-America Apartment Communities, Inc. Series H, 8.30%	87,800	2,203,780
PS Business Parks, Inc. (depositary shares) Series L, 7.60%	44,000	979,880
Public Storage Series M, 6.625%	81,000	1,675,890
Realty Income Corp. 6.75%	50,000	1,057,500
Strategic Hotel & Resorts, Inc.:
Series B, 8.25%	88,000	1,812,800
Series C, 8.25%	22,820	478,079
Taubman Centers, Inc. Series G, 8.00%	40,000	992,000
		22,207,010
Hotels - 0.4%
FelCor Lodging Trust, Inc. (depositary shares) Series C, 8.00%	40,000	847,200
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
Hotels - continued
Innkeepers USA Trust Series C, 8.00%	35,000	$ 463,750
Red Lion Hotels Capital Trust 9.50%	29,250	719,550
		2,030,500
TOTAL NONCONVERTIBLE PREFERRED STOCKS		26,938,641
TOTAL PREFERRED STOCKS (Cost $30,618,416)		28,208,641
Floating Rate Loans - 4.8%
	Principal Amount (b)
Healthcare - 0.2%
Community Health Systems, Inc.:
term loan 7.33% 7/25/14 (e)	$ 938,128	895,913
Tranche DD, term loan 7/25/14 (h)	61,872	59,087
		955,000
Homebuilding/Real Estate - 2.9%
Capital Automotive (REIT) Tranche B, term loan 6.47% 12/16/10 (e)	2,930,263	2,857,006
General Growth Properties, Inc. Tranche A1, term loan 5.92% 2/24/10 (e)	4,114,474	4,027,041
LandSource Communities Development LLC:
Tranche 2LN, term loan 9.515% 2/27/14 (e)	1,960,000	1,274,000
Tranche B 1LN, term loan 7.6971% 2/27/13 (e)	2,402,622	1,970,150
MDS Realty Holdings LLC:
Tranche M1, term loan 6.9375% 1/8/08 (e)	1,116,023	1,102,073
Tranche M3, term loan 8.1875% 1/8/08 (e)	1,217,480	1,187,043
Tishman Speyer Properties term loan 6.42% 12/27/12 (e)	2,451,000	2,359,088
		14,776,401
Leisure - 0.6%
Intrawest Resorts term loan 8.1287% 4/24/08 (e)	3,166,317	3,142,570
Super Retail - 1.1%
The Pep Boys - Manny, Moe & Jack term loan 7.08% 10/27/13 (e)	1,690,657	1,656,843
Toys 'R' US, Inc. term loan 7.7525% 12/9/08 (e)	4,370,000	4,249,825
		5,906,668

	Principal Amount (b)	Value
Telecommunications - 0.0%
Crown Castle International Corp. Tranche B, term loan 6.7306% 3/6/14 (e)	$ 159,200	$ 151,638
TOTAL FLOATING RATE LOANS (Cost $26,444,268)		24,932,277
Preferred Securities - 1.3%

Diversified Financial Services - 0.3%
Cairn High Grade ABS CDO PLC Series 2006-2A Class SUB, 1/13/47 (c)	1,100,000	489,500
Harp High Grade CDO I Ltd. Series 2006-1, 7/8/46 (c)	2,140,000	535,000
Ipswich Street CDO Series 2006-1, 6/27/46 (c)	2,515,000	377,250
Kent Funding III Ltd. 11/5/47 (c)	1,100,000	165,000
		1,566,750
Homebuilding/Real Estate - 1.0%
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (c)	3,000,000	2,088,015
Crest Dartmouth Street 2003 1 Ltd. Series 2003-1A Class PS, 6/28/38 (c)	2,730,000	2,254,164
Crest G-Star Ltd. Series 2001-2A Class PS, 2/25/32 (c)	1,100,000	673,149
		5,015,328
TOTAL PREFERRED SECURITIES (Cost $13,486,309)		6,582,078
Cash Equivalents - 4.0%
	Maturity Amount
Investments in repurchase agreements in a joint trading account at 3.08%, dated 11/30/07 due 12/3/07 (Collateralized by U.S. Treasury Obligations) # (Cost $20,880,000)	$20,885,366	20,880,000
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $541,497,072)		518,348,910
NET OTHER ASSETS - 0.4%		2,067,864
NET ASSETS - 100%		$ 520,416,774
Currency Abbreviation
CAD - Canadian dollar
Legend
(a) Non-income producing - Issuer is in default.
(b) Principal amount is stated in United States dollars unless otherwise noted.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $342,037,858 or 65.7% of net assets.

(d) Partial interest payment received on the last interest payment date.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(f) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool held as of the end of the period.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,889,516 or 1.5% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Credit Suisse First Boston Mortgage Securities Corp. Series 2001-CK6 Class NW, 6.08% 8/15/36	7/1/02	$ 1,028,431
Fannie Mae REMIC Trust: Series 2001-W3 subordinate REMIC pass thru certificates: Class B3, 7% 9/25/41	5/21/03	$ 627,840
Class B4, 7% 9/25/41	11/2/01	$ 184,502
Class B5, 7% 9/25/41	11/2/01	$ 115,848
Series 2003-W1 subordinate REMIC pass thru certificates: Class B3, 5.75% 12/25/42	3/25/03	$ 1,742,218
Class B4, 5.75% 12/25/42	3/25/03	$ 753,272
Class B5, 5.75% 12/25/42	3/25/03	$ 136,760
Series 2003-W10 subordinate REMIC pass thru certificates: Class 2B4, 6.4514% 6/25/43	9/29/03	$ 151,558
Class 2B5, 6.4514% 6/25/43	9/29/03	$ 50,510
GMAC Commercial Mortgage Securities, Inc. Series 1999-C2I Class K, 6.481% 9/15/33	3/23/07	$ 4,528,125
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 7.2888% 6/25/35	6/3/05	$ 943,960

(h) Position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $61,872 and $59,087, respectively. The coupon rate will be determined at time of settlement.

# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$20,880,000 due 12/03/07 at 3.08%
BNP Paribas Securities Corp.	$ 14,526,754
Barclays Capital, Inc.	2,420,070
Greenwich Capital Markets, Inc.	1,815,844
HSBC Securities (USA), Inc.	1,815,844
Merrill Lynch Government Securities, Inc.	301,488
$ 20,880,000

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2007

Assets
Investment in securities, at value (including repurchase agreements of $20,880,000) - See accompanying schedule: Unaffiliated issuers (cost $541,497,072)		$ 518,348,910
Cash		170,700
Receivable for investments sold		85,695
Dividends receivable		218,557
Interest receivable		3,396,456
Total assets		522,220,318

Liabilities
Payable for investments purchased	$ 1,063,889
Distributions payable	272,509
Accrued management fee	317,413
Other affiliated payables	28,197
Other payables and accrued expenses	121,536
Total liabilities		1,803,544

Net Assets		$ 520,416,774
Net Assets consist of:
Paid in capital		$ 530,763,919
Undistributed net investment income		12,818,551
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(10,442)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(23,155,254)
Net Assets, for 51,474,533 shares outstanding		$ 520,416,774
Net Asset Value, offering price and redemption price per share ($520,416,774 ÷ 51,474,533 shares)		$ 10.11

Statement of Operations

	Year ended November 30, 2007
Investment Income
Dividends		$ 4,594,156
Interest (including $98,261 from affiliated interfund lending)		47,358,843
Total income		51,952,999

Expenses
Management fee	$ 4,214,497
Transfer agent fees	88,295
Accounting fees and expenses	276,345
Custodian fees and expenses	19,649
Independent trustees' compensation	2,025
Audit	209,262
Legal	6,660
Miscellaneous	11,120
Total expenses before reductions	4,827,853
Expense reductions	(14,951)	4,812,902
Net investment income		47,140,097
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,149,116
Foreign currency transactions	(16,137)
Total net realized gain (loss)		1,132,979
Change in net unrealized appreciation (depreciation) on: Investment securities	(64,731,275)
Assets and liabilities in foreign currencies	(4,855)
Total change in net unrealized appreciation (depreciation)		(64,736,130)
Net gain (loss)		(63,603,151)
Net increase (decrease) in net assets resulting from operations		$ (16,463,054)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2007	Year ended November 30, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 47,140,097	$ 48,026,771
Net realized gain (loss)	1,132,979	4,602,389
Change in net unrealized appreciation (depreciation)	(64,736,130)	(187,581)
Net increase (decrease) in net assets resulting from operations	(16,463,054)	52,441,579
Distributions to shareholders from net investment income	(49,982,636)	(46,014,040)
Distributions to shareholders from net realized gain	(1,615,201)	(5,493,149)
Total distributions	(51,597,837)	(51,507,189)
Share transactions Proceeds from sales of shares	124,712,216	131,523,262
Reinvestment of distributions	46,220,450	44,676,310
Cost of shares redeemed	(182,223,065)	(100,823,389)
Net increase (decrease) in net assets resulting from share transactions	(11,290,399)	75,376,183
Total increase (decrease) in net assets	(79,351,290)	76,310,573

Net Assets
Beginning of period	599,768,064	523,457,491
End of period (including undistributed net investment income of $12,818,551 and undistributed net investment income of $11,615,358, respectively)	$ 520,416,774	$ 599,768,064
Other Information Shares
Sold	11,424,114	11,771,428
Issued in reinvestment of distributions	4,257,030	4,002,884
Redeemed	(16,938,350)	(9,082,665)
Net increase (decrease)	(1,257,206)	6,691,647

Statement of Cash Flows

Year ended November 30, 2007
Cash flows from operating activities:
Net decrease in net assets resulting from operations	$ (16,463,054)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Increase in receivable for investments sold	(27,712)
Increase in dividend receivable	(93,249)
Increase in interest receivable	(308,072)
Decrease in other assets	32,600
Decrease in payable for investments purchased	(5,414,406)
Decrease in other payables and accrued expenses	(35,912)
Purchases of long-term investments	(95,708,105)
Proceeds from sales of long-term investments	94,404,944
Proceeds from maturities/sales of short-term investments - net	26,783,052
Proceeds from return of capital distributions on long-term investments	274,456
Net amortization/accretion of premium/discount	(5,306,116)
Net realized gain on investment securities and foreign currency transactions	(1,132,979)
Change in net unrealized appreciation (depreciation) on investment securities and assets and liabilities in foreign currencies	64,736,130
Net cash provided by operating activities	61,741,577

Cash flows from financing activities:
Cash Distributions Paid	(5,435,734)
Proceeds from sales of shares	124,722,789
Cost of shares redeemed	(182,223,065)
Net cash used in financing activities	(62,936,010)
Net decrease in cash	(1,194,433)
Cash, beginning of year	1,365,133
Cash, end of year	$ 170,700

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 11.37	$ 11.37	$ 11.43	$ 10.96	$ 10.47
Income from Investment Operations
Net investment income B	.871	.958	.787	.947	.885
Net realized and unrealized gain (loss)	(1.177)	.090	.186	.881	.503
Total from investment operations	(.306)	1.048	.973	1.828	1.388
Distributions from net investment income	(.924)	(.928)	(.853)	(.848)	(.828)
Distributions from net realized gain	(.030)	(.120)	(.180)	(.510)	(.070)
Total distributions	(.954)	(1.048)	(1.033)	(1.358)	(.898)
Net asset value, end of period	$ 10.11	$ 11.37	$ 11.37	$ 11.43	$ 10.96
Total ReturnA	(2.96)%	9.80%	9.00%	18.26%	13.81%
Ratios to Average Net AssetsC
Expenses before reductions	.82%	.82%	.82%	.82%	.83%
Expenses net of fee waivers, if any	.82%	.82%	.82%	.82%	.83%
Expenses net of all reductions	.82%	.82%	.82%	.81%	.81%
Net investment income	8.02%	8.61%	7.01%	8.75%	8.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 520,417	$ 599,768	$ 523,457	$ 405,968	$ 308,416
Portfolio turnover rate	17%	22%	18%	27%	27%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2007

1. Organization.

Fidelity Real Estate High Income Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series I (the trust) (formerly of Fidelity Advisor Series IV) and is authorized to issue an unlimited number of shares. Effective April 19, 2007, the Board of Trustees approved an Agreement and Plan of Reorganization whereby the Fund reorganized into Fidelity Advisor Series I effective June 29, 2007 (Trust Reorganization). The Trust Reorganization does not impact the Fund's investment strategies or Fidelity Management & Research Company's (FMR) management of the Fund. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as available dealer supplied prices. Dealers who make markets in below investment grade securities, such as asset backed securities, collateralized mortgage obligations and commercial mortgage backed securities also consider such factors as the structure of the issue, cash flow assumptions, the value of underlying assets as well as any guarantees. A significant portion of the Fund's securities, including subprime mortgage securities, are valued at period end by a single source or dealer. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. Factors used in the determination of fair value may include current market trading activity, interest rates, credit quality and default rates. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. The Fund follows the provisions of Emerging Issues Task Force Issue No. 99-20 (EITF 99-20), "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" for certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and commercial mortgage-backed securities). Under EITF 99-20, if there is a change in the estimated cash flows for any of these securities, based on an evaluation of current information, then the estimated yield is adjusted on a prospective basis over the remaining life of the security. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. All legal and other expenses associated with the Trust Reorganization will be paid by FMR.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 32,075,010
Unrealized depreciation	(45,131,141)
Net unrealized appreciation (depreciation)	(13,056,131)
Undistributed ordinary income	2,709,037

Cost for federal income tax purposes	$ 531,405,041

The tax character of distributions paid was as follows:

	November 30, 2007	November 30, 2006
Ordinary Income	$ 49,982,636	$ 48,760,615
Long-term Capital Gains	1,615,201	2,746,574
Total	$ 51,597,837	$ 51,507,189

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

3. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

3. Operating Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-
consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $95,708,105 and $94,404,944, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .02% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate
Lender	$ 9,895,794	5.26%

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,258 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $12,035 and $1,263, respectively.

8. Credit Risk.

The Fund invests a significant portion of its assets in below investment grade securities with contractual cash flows, such as asset backed securities, collateralized mortgage obligations and commercial mortgaged backed securities, including securities backed by subprime mortgage loans. The value, liquidity, and related income of these securities is sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates.

Annual Report

Notes to Financial Statements - continued

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 10% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 23% of the total outstanding shares of the Fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Real Estate High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, changes in net assets and cash flows and the financial highlights present fairly, in all material respects, the financial position of Fidelity Real Estate High Income Fund (a fund of Fidelity Advisor Series I) at November 30, 2007, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Real Estate High Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1982

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present). Mr. Lacy is a Trustee of the National Parks
Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), and as an Advisory Director of Riverstone Holdings (private investment firm), and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Real Estate High Income. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Robert A. Lawrence (55)

Year of Election or Appointment: 2006

Vice President of Real Estate High Income. Mr. Lawrence also serves as Vice President of the High Income Funds. Mr. Lawrence is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present). Previously, Mr. Lawrence served as President of Fidelity Strategic Investments (2002-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of Real Estate High Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of Real Estate High Income. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Real Estate High Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Real Estate High Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Real Estate High Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Real Estate High Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Real Estate High Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Real Estate High Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Real Estate High Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Real Estate High Income. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Real Estate High Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Fidelity Real Estate High Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

Pay Date	Record Date	Capital Gains
12/24/07	12/21/07	$.01
01/14/08	01/11/08	$.015

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2007 $566,836, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $34,025,133 of distributions paid during the period January 1, 2007 to November 30, 2007 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate High Income Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in June 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Fidelity Real Estate High Income Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the first quartile for the three- and five-year periods and the fourth quartile for the one-year period. The Board noted that FMR does not consider that peer group to be a particularly meaningful comparison for the fund, however, because the peer group comprises funds with widely varied investment objectives. The Board also stated that the relative investment performance of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 67% means that 33% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Real Estate High Income Fund

The Board noted that the fund's management fee ranked above the median of its Total Mapped Group and above the median of its ASPG for 2006. The Board considered that the fund is a unique investment product for large institutional clients that (unlike typical high income funds) focuses on real estate-related securities and, as such, competitive rankings are less meaningful. FMR is not aware of any other mutual funds with equivalent investment objectives, nor does Lipper have an investment objective category that matches the fund's investment policies. Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked above its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable, although above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) Fidelity's fund profitability methodology, profitability by investment discipline, and profitability trends within certain funds; (ii) Fidelity's compensation structure relative to competitors and its effect on profitability; (iii) funds and accounts managed by Fidelity other than the Fidelity funds, including fee arrangements; (iv) the total expenses of certain funds and classes relative to competitors; (v) fund performance trends; (vi) fall-out benefits received by certain Fidelity affiliates; and (vii) Fidelity's fee structures.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York
New York, NY

REHI-UANN-0108
1.786712.104

Item 2. Code of Ethics

As of the end of the period, November 30, 2007, Fidelity Advisor Series I (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended November 30, 2007 and November 30, 2006, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for the Fidelity Real Estate High Income Fund (the fund) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2007A	2006A
Fidelity Real Estate High Income Fund	$203,000	$186,000
All funds in the Fidelity Group of Funds audited by PwC	$14,400,000	$13,500,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended November 30, 2007 and November 30, 2006 the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2007A	2006A
Fidelity Real Estate High Income Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended November 30, 2007 and November 30, 2006, the aggregate Audit-Related Fees that were billed by PwC that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the fund ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2007A	2006A
PwC	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended November 30, 2007 and November 30, 2006, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for the fund is shown in the table below.

Fund	2007A	2006A
Fidelity Real Estate High Income Fund	$2,900	$2,700
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended November 30, 2007 and November 30, 2006, the aggregate Tax Fees billed by PwC that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of the fund is shown in the table below.

Billed By	2007A	2006A
PwC	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended November 30, 2007 and November 30, 2006, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the fund is shown in the table below.

Fund	2007A	2006A
Fidelity Real Estate High Income Fund	$1,600	$1,600
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended November 30, 2007 and November 30, 2006, the aggregate Other Fees billed by PwC that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund is shown in the table below.

Billed By	2007A	2006A
PwC	$150,000	$145,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2007 and November 30, 2006 on behalf of the fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2007 and November 30, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2007 and November 30, 2006 on behalf of the fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2007 and November 30, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2007 and November 30, 2006 on behalf of the fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2007 and November 30, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund.

(f) Not applicable.

(g) For the fiscal years ended November 30, 2007 and November 30, 2006, the aggregate fees billed by PwC of $1,465,000A and $1,290,000A for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2007A	2006A
Covered Services	$155,000	$150,000
Non-Covered Services	$1,310,000	$1,140,000
A	Aggregate amounts may reflect rounding.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the fund, taking into account representations from PwC, in accordance with Independence Standards Board Standard No.1, regarding its independence from the fund and its related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) for the Fund provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the Fund's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series I

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	February 11, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	February 11, 2008
By:	/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

Date:	February 11, 2008